UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 15, 2021

PTC Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Assignment for Leader of Global Sales

On January 15, 2021, in connection with the closing of the Arena SaaS PLM acquisition, Michael DiTullio, Executive Vice President, Global Sales, was appointed to lead PTC’s expanded SaaS Business Unit.  Jamie Pappas, a PTC Sales veteran, will assume the position of Executive Vice President, Global Sales.

Section 7 – Regulation FD

Item 7.01Regulation FD Disclosure.

On January 19, 2021, PTC announced that it expects its ARR growth for its first quarter of fiscal 2021 ended December 31, 2020 is expected to be near the high end of the guidance range provided by PTC on December 15, 2020

PTC also announced that Arena Solutions, acquired by PTC on January 15, 2021, ended calendar year 2020 with approximately $50 million in annualized recurring revenue, reflecting double-digit growth over 2019.

PTC further stated that it continues to expect that the acquisition of Arena Solutions will be neutral to PTC's FY'21 cash flow from operations target of $365 million and FY’21 free cash flow target of $340 million (which reflects the deduction of approximately $25 million of capital expenditures from cash flow from operations) and accretive to its financial results for FY'22 and beyond. Management plans to update investor guidance as part of its fiscal first quarter earnings release on January 27, 2021.

Our Operating and Non-GAAP Financial Measures

ARR.  To help investors understand and assess the performance of our business as an on-premise subscription company we provide an ARR (Annual Run Rate) operating measure.  ARR represents the annual value of our portfolio of active renewable customer contracts as of the end of the reporting period, including subscription software, cloud, and support contracts. ARR includes IoT and AR orders placed under our Strategic Alliance Agreement with Rockwell Automation and includes orders placed to satisfy contractual quarterly minimum commitments. We believe ARR is a valuable operating metric to measure the health of a subscription business because it captures expected subscription and support cash generation from new customers, existing customer renewals and expansions, and includes the impact of churn, which reflects gross churn, offset by the impact of any pricing increases. Because this measure represents the annual value of renewable customer contracts as of the end of a reporting period, ARR does not represent revenue for any particular period or remaining revenue that will be recognized in future periods.

Annualized Recurring Revenue.  Arena uses an annualized recurring revenue operating measure to help investors understand the value of its portfolio of recurring revenue contracts as of the end of the period.  Annualized recurring revenue represents the annualized amount of recurring revenue attributable to contracts existing at the end of the period. Because this measure represents the annualized value of recurring revenue attributable to customer contracts as of the end of a period, annualized recurring revenue does not represent revenue for any particular period or remaining revenue that will be recognized in future periods.

Free Cash Flow.  We provide information on “free cash flow” to enable investors to assess our ability to generate cash without incurring additional external financings and to evaluate our performance against our announced long-term goal of returning approximately 50% of our free cash flow to shareholders via stock repurchases.  Free cash flow is net cash provided by (used in) operating activities less capital expenditures.  Free cash flow is not a measure of cash available for discretionary expenditures.

Constant Currency.  We provide our view of expected operating and financial results without including the effects of foreign currency rate fluctuations as we cannot accurately predict those fluctuations or their effect on our operating and financial results.

Forward-Looking Statements

The statements above regarding PTC’s expectations regarding PTC’s Q1’FY’21 ARR results, the effect of the Arena Solutions acquisition on PTC’s FY’21 cash flow targets and financial results for FY’22 and beyond, FY’21 capital expenditures, and its intent to update FY’21 guidance are forward-looking statements that involve risks and uncertainties that could actual results to differ materially from those projected.  The risks and uncertainties that could cause actual results to differ materially from the forward-looking statements include that: the COVID-19 pandemic impact on the global macroeconomic environment and our business could be more severe and prolonged than we expect; customers may delay or reduce purchases of new software, reduce the number of subscriptions they carry, or delay payments to us due to the COVID-19 pandemic, all of which would adversely affect ARR and our financial results, including cash flow; the macroeconomic and/or global manufacturing climates may deteriorate further and/or economic conditions might not improve in the second half of FY’21 as our current plans assume; our businesses, including our Vuforia Augmented Reality, Onshape, and Arena Solutions SaaS businesses, may not expand and/or generate the revenue or ARR we expect if customers are slower to adopt those technologies than we expect or if they adopt competing technologies; the Arena Solutions technology may not provide the access to new customers and markets that we expect if those customers and markets are not receptive to the technology, which could adversely affect our financial results and growth expectations; we may be unable to integrate the acquired technology when or as we expect, which could adversely affect our ability to offer additional SaaS solutions when or as we expect; customers may not adopt SaaS solutions for product development as we expect, which could adversely affect our financial results and growth expectations; key Arena Solutions employees may not stay with PTC, which could disrupt the Arena Solutions business and our ability to successfully integrate and operate the Arena Solutions business; we may incur unanticipated costs associated with the integration of Arena Solutions, which could adversely impact our financial results; orders associated with minimum purchase commitments under our Strategic Alliance Agreement with Rockwell Automation may not result in subscription contracts sold through to end-user customers, which could cause the ARR associated with those orders to churn in the future; and our strategic initiatives and investments may not generate the revenue or ARR we expect.  Other risks and uncertainties that could cause actual results to differ materially from those projected are detailed from time to time in reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC INC.

	By:	/s/Catherine Gorecki
Catherine Gorecki
Senior Vice President, Corporate & Securities Counsel, Assistant Secretary
Date: January 19, 2021